Exhibit 10.1

CERTAIN INFORMATION HAS BEEN OMITTED IN ACCORDANCE WITH ITEM 601(B)(10) OF REGULATION S-K BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE MARKED [***].

AMENDMENT NO.3 TO

CO-PROMOTION AGREEMENT

This Amendment No. 3 to the Co-Promotion Agreement (this “Amendment”) is made and entered into as of June 1, 2025 (the “Amendment Effective Date”) by and between Heron Therapeutics, Inc., a Delaware corporation (“Heron”) and Crosslink Network, LLC, a Georgia limited liability company (“Co-Promoter”). Heron and Co-Promoter may each be referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties entered into and are the current parties to that certain Co-Promotion Agreement with an effective date of January 5, 2024, as amended (collectively, the “Agreement”); and

WHEREAS, the Parties now desire to amend the Agreement accordingly, but only in strict accordance with, and as more particularly described in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party to the other, the Parties mutually agree as follows:

1.
Exhibit A. Exhibit A is hereby deleted in its entirety and replaced with the following as attached hereto and incorporated herein as of the Amendment Effective Date. For the sake of clarity, Exhibit A of this Agreement does not create any third party beneficiaries.

2.
Section 4.06. Section 4.06 of the Agreement shall be deleted in its entirety and replaced with the following:

“4.06 In addition to the compensation payable to Co-Promoter hereunder as set forth in this Section 4, and as described in Exhibit A and Exhibit B attached hereto, Heron agrees to pay Co- Promoter additional amounts as expressly set forth, and subject to the terms and conditions, in Schedule 1 to Exhibit A attached hereto and in accordance therewith. Additionally, Heron agrees to pay Co-Promoter the amounts contemplated within Exhibit D during the Program Period in accordance with the terms and conditions expressly set forth in Exhibit D.

3.
Schedule 1 to Exhibit A. Schedule 1 to Exhibit A is hereby deleted in its entirety and replaced with the following as attached hereto and incorporated herein as of the Amendment Effective Date. For the sake of clarity, Schedule 1 to Exhibit A of this Agreement does not create any third party beneficiaries.

4.
Entire Agreement; Amendment. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. This Amendment taken together with the Agreement constitutes the full and complete agreement and understanding between the Parties and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in this Amendment and the Agreement, as so amended. No provision of the Agreement as so amended may be modified, amended, waived or discharged, in whole or in part, except by a written instrument executed by the Parties. Except as expressly modified by this Amendment, the Agreement and all of its terms and conditions shall continue in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

ACKNOWLEDGED, ACCEPTED, AND AGREED TO:

Heron Therapeutics, Inc.	Crosslink Network, LLC

/s/ Craig Collard	/s/ Rick Haury
Name: Craig Collard	Name: Rick Haury
Title: Chief Executive Officer (CEO)	Title: SRVP, General Counsel
Date: June 2, 2025	Date: June 2, 2025

EXHIBIT A

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SCHEDULE 1 TO EXHIBIT A

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